PROCESSING AND SERVICING COSTS (Tables)	12 Months Ended
Dec. 31, 2019
PROCESSING AND SERVICING COSTS
Schedule of processing and servicing costs

	Year ended December 31,
	2017	2018	2019
	(HK$in thousands)
Market information and data fee	37,482	46,669	54,282
Cloud service fee	7,636	14,081	16,729
Data transmission fee	5,822	9,145	13,890
System cost	—	949	4,334
SMS service fee	1,148	1,834	1,523
Others	358	1,165	1,158
Total	52,446	73,843	91,916